                                   Exhibit 99.2
The Brink’s Company
Fourth-Quarter 2011 Earnings
Conference Call
 NYSE:BCO
 February 2, 2012

Forward-Looking Statements
These materials contain forward-looking statements. Actual
results could differ materially from projected or estimated
results. Information regarding factors that could cause such differences is available in today's release and in The Brink’s
Company’s most recent SEC filings.

Information discussed today is representative as of today
only and Brink's assumes no obligation to update any
forward-looking statements. These materials are
copyrighted and may not be used without written permission
from Brink's.

The Brink’s Company
Ed Cunningham
Director - Investor Relations

Summary of Fourth-Quarter Non-GAAP Results
• Non-GAAP EPS $.56 vs $.80
• Revenue up 13% (9% organic)
• Profit Declines in North America, EMEA
• Continued Profit Growth in Latin America
• Higher Security Costs
Note: See reconciliation to GAAP results in Appendix

The Brink’s Company
Tom Schievelbein
Interim President and
Chief Executive Officer

CEO Overview
• CEO Search
• Security Costs
• North America
• EMEA
• Latin America
• Strategy and Outlook

The Brink’s Company
Joe Dziedzic
Vice President and Chief
Financial Officer
Review and Outlook

Revenue

$881
$997
4Q10
4Q11

Segment Operating Profit

$85
$74
4Q10
4Q11

EPS

$0.80
$0.56
4Q10
4Q11

4Q11 Non-GAAP Results
($ millions, except EPS)

Margin	9.6%	7.4%
Note: See reconciliation to GAAP results in Appendix

Segment Operating Profit
Non-Segment Expenses
Interest Expense
Noncontrolling Interest
Tax Rate
$0.29
($0.06)
($0.11)
$1.99
($0.13)
($0.08)
$1.90

Non-GAAP EPS: 2011 Versus 2010
 2010        2011
(per diluted share)
Note: See reconciliation to GAAP results in Appendix

Revenue
$2,897
$3,122
$3,886
2009
2010
2011
2012
Outlook

Segment
Operating Profit
$173
$225
$247
2009
2010
2011
2012
Outlook

Total Non-GAAP Segment Results and Outlook
($ millions)
Organic
Growth	0%	5%	8%	5% - 8%
2011 Results
2012 Outlook
— 5% - 8% organic revenue growth
— U.S. actions improve profitability
— Unfavorable currency:
 — Revenue down 3% - 5%
 — Operating profit down $10-$15 million
 — Continued strong Latin America growth
— Organic revenue growth back to pre-
 recession level
— Continued difficult U.S. and European
 markets
— 6.8% margin excluding Mexico
— Average year for security costs versus
 exceptional 2010

Margin	6.0%	7.2%	6.3%	6.5% - 7.0%
(a)
(a)  See reconciliation to GAAP results in Appendix
(a)

BRINKS

Revenue

$894
$918
$974
2009
2010
2011
2012
Outlook

Segment Operating Profit

$55
$43
$35
2009
2010
2011
2012
Outlook

North America Non-GAAP Segment Results and Outlook
($ millions)
2011 Results
2012 Outlook

Margin	6.1%	4.7%	3.6%	4.5% - 5.5%
Organic
Growth	(3%)	1%	-	-
— Revenue flat, Canada acquisition +$50
— U.S. revenue flat as fuel recovery and
 CompuSafe® service growth offset CIT
 volume and pricing pressure
— Branch cost actions exceed volume
 reductions
— Flat revenue
 — Continued volume and pricing pressures
 — CompuSafe® service growth
 — Focus on smaller financial institutions
— Investment and efficiencies
 — Six regions consolidated to four
 — Back-office reductions
 — IT investments
(a)
(a)  See reconciliation to GAAP results in Appendix A

(a)

Revenue
$2,003
$2,204
$2,911
2009
2010
2011
2012
Outlook

Segment
Operating Profit
$118
$181
$212
2009
2010
2011
2012
Outlook

International Non-GAAP Segment Results and Outlook
Organic
Growth	2%	8%	12%	7% - 10%
2011 Results
2012 Outlook

Margin	5.9%	8.2%	7.3%	7.0% - 8.0%
($ millions)
— Revenue Growth
 — Mexico acquisition +$364
 — Organic +$262
 — Currency +$106
— Profit Growth
 — Organic +$11
 — Acquisitions/Dispositions +$10
 — Currency +$10
— 8.1% margin excluding Mexico
— Continued strong organic revenue growth
 driven by Latin America and Asia
— Unfavorable currency impact
 — Revenue down 4% - 6%
 — Operating profit down $10 - $15 million
— Slight improvement in Mexico, positioned
 for margin expansion 2013+
(a)  See reconciliation to GAAP results in Appendix
(a)
(a)

BRINKS

Non-GAAP CFOA

$207
$257
2010
2011

Capital Expenditures and Capital Leases

$183
$68
$115
$239
$87
$152
2010
2011

Net Debt

$245
$232
2010
2011

Non-GAAP Cash Flow, Capital Investment, and Net Debt
13
International
North
America
(a)
($ millions)
(a)
(a)  See reconciliation to GAAP results in Appendix

BRINKS

Annual Organic Revenue Growth

8%
2011
Target

Segment Margin

6.3%
10.0%
2011
Target

Long-Term Segment Growth Plan
— North America Operating Profit at 8-10%
 — Cost structure and efficiencies
 — Revenue mix to High Value Services
— Latin America
 — Continued strong revenue growth
 — Mexico improves to 10% margins
— EMEA
 — Fix underperforming countries
 — Margins expand to 7%
— Asia
 — Continued strong revenue growth
 — Expand footprint and maintain margins
Growth Plan
(a)  See reconciliation to GAAP results in Appendix
(a)
8% - 10%

Non-GAAP Reporting Change
 for U.S. Retirement Costs

Reporting Change for U.S. Retirement Plans - Why?
— Costs relate to former businesses and frozen plans
— Significant volatility in discount rate and asset returns creates EPS volatility
— Removing costs from Non-GAAP results provides more clarity on operating performance
— Increased disclosure of funding requirements improves transparency and provides an alternative for valuing these obligations
16

2012 Outlook

Revenue

$3,886
2011
2012

Segment Operating Profit

$247
2011
2012

2012 Outlook
— Non-Segment expenses flat at $41
— Tax rate 37% - 40% vs. 38%
— Interest expense $23 - $26 vs. $24
— Noncontrolling interest $24 - $28 vs. $23
— Capital expenditures and capital leases
 $240 - $260 vs. $239
Other Metrics: 2012 vs. 2011
($ millions)
• 5% - 8% Organic growth
• (3%) - (5%) Currency impact

Margin	6.3%	6.5% - 7.0%
(a)
(a)  See reconciliation to GAAP results in Appendix

Appendix - Supplemental U.S.
 Retirement Plan Information
 and Non-GAAP Reconciliations

Reporting Change for U.S. Retirement Plans - Obligations and Assets
($ millions)
Former Coal - Black Lung
Former Coal - UMWA Medical
Current Brink’s
Former Coal
Former BAX Global
Former Brink’s Home Security
U.S. Pension
Plans
$991
Former Coal - UMWA Medical (VEBA)
U.S. Pension Plans
Note: No assets associated with
 the Black Lung obligations
Obligations
(12/31/2011)
Assets
(12/31/2011)

— 74% of liability related to Businesses no longer part of Brink’s
— 100% of liability related to current business is frozen, employees not earning additional benefits

BRINKS

6.4%
6.2%
5.9%
5.3%
4.6%
2007
2008
2009
2010
2011
$(132)
$(585)
$(357)
$(418)
$(628)

History of U.S. Retirement Plans Funded Status
($ millions)
$0
Underfunded
drop in
asset values
$150
voluntary
contribution
70 basis point
drop in discount
rate
Discount Rate
(Primary U.S.
 Pension Plan)
60 basis point
drop in discount
rate

2008	2009	2010	2011	2012	2013	2014	2015
Segment	$ 5	2	1	(3)	(9)	(10)	(5)	(2)
Non-Segment	7	(21)	(23)	(25)	(47)	(43)	(36)	(30)
Total	$ 12	(19)	(22)	(28)	(56)	(53)	(41)	(32)

$0.16
$(0.25)
$(0.28)
$(0.37)
$(0.73)
$(0.69)
$(0.54)
$(0.41)

EPS Impact (a)
Income Statement Impact of U.S. Retirement Plans
($ millions, except EPS)
— Minimal impact on Segment results
— Significant impact on EPS driven by asset returns and discount rate volatility
(a)  Using 48.1 million diluted shares

Operating Profit Impact

BRINKS

Funded Status

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
U.S. Pension Plans	$ (329)	(152)	(192)	(305)	(249)	(188)	(115)	(40)	37	91	134	179	229	281	337
UMWA	(208)	(158)	(164)	(262)	(263)	(265)	(268)	(272)	(276)	(282)	(289)	(298)	(308)	(319)	(332)
Black Lung / Other	(49)	(47)	(62)	(61)	(56)	(53)	(49)	(45)	(43)	(40)	(37)	(33)	(31)	(28)	(26)
Total	**$ (585)**	**(357)**	**(418)**	**(628)**	**(568)**	**(506)**	**(432)**	**(357)**	**(282)**	**(231)**	**(192)**	**(152)**	**(110)**	**(66)**	**(21)**

	2023	2024	2025	2026	2027	2028	2029	2030
U.S. Pension Plans	$ 397	461	529	602	681	764	854	$ 950
UMWA	(320)	(304)	(288)	(273)	(258)	(244)	(229)	(215)
Black Lung / Other	(24)	(21)	(19)	(17)	(17)	(14)	(13)	(12)
Total	**$ 53**	**136**	**222**	**312**	**406**	**506**	**612**	**$ 723**

Payments from Brink's to U.S. Plans

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
U.S. Pension Plans	$ -	150	-	-	45	44	51	48	43	15	1	1	1	1	1
UMWA	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Black Lung / Other	7	8	6	7	7	6	6	5	5	5	4	4	4	4	3
Total	**$ 7**	**158**	**6**	**7**	**52**	**50**	**57**	**53**	**48**	**20**	**5**	**5**	**5**	**5**	**4**

	2023	2024	2025	2026	2027	2028	2029	2030+
U.S. Pension Plans	$ 1	1	1	1	1	1	1	6
UMWA	26	29	28	27	26	25	24	339
Black Lung / Other	3	3	3	3	2	2	2	19
Total	**$ 30**	**33**	**32**	**31**	**29**	**28**	**27**	**364**

U.S. Retirement Plans - Funded Status and Payments
($ millions)
Investors decide how to value obligations
—GAAP underfunding at year-end 2011 $628 million
—Discounted cash flows at Plan discount rates $489 million. See reconciliation to GAAP in Appendix

GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Belgium Settlement Charge (b)	Mexico Employee Benefit Settlement Losses (c)	CEO Retirement Costs (d)	U.S. Retirement Plans (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis
	First Quarter 2011							
Operating profit:								
International	$ 45.2	-	-	-	-	-	-	45.2
North America	6.8	-	-	-	-	0.7	-	7.5
Segment operating profit	52.0	-	-	-	-	0.7	-	52.7
Non-segment	(15.0)	(0.4)	-	-	-	6.2	-	(9.2)
Operating profit	$ 37.0	(0.4)	-	-	-	6.9	-	43.5
Amounts attributable to Brink's:								
Income from continuing operations	$ 18.9	(3.0)	-	-	-	4.4	(1.5)	18.8
Diluted EPS – continuing operations	0.39	(0.06)	-	-	-	0.09	(0.03)	0.39
	Second Quarter 2011							
Operating profit:								
International	$ 26.2	-	10.1	1.0	-	-	-	37.3
North America	10.4	-	-	-	-	0.8	-	11.2
Segment operating profit	36.6	-	10.1	1.0	-	0.8	-	48.5
Non-segment	(16.2)	-	-	-	-	6.2	-	(10.0)
Operating profit	$ 20.4	-	10.1	1.0	-	7.0	-	38.5
Amounts attributable to Brink's:								
Income from continuing operations	$ 5.3	-	6.4	0.7	-	4.4	0.2	17.0
Diluted EPS – continuing operations	0.11	-	0.13	0.01	-	0.09	-	0.35
	Third Quarter 2011							
Operating profit:								
International	$ 61.4	-	-	0.7	-	-	-	62.1
North America	8.7	-	-	-	-	0.8	-	9.5
Segment operating profit	70.1	-	-	0.7	-	0.8	-	71.6
Non-segment	(7.6)	(9.3)	-	-	-	6.2	-	(10.7)
Operating profit	$ 62.5	(9.3)	-	0.7	-	7.0	-	60.9
Amounts attributable to Brink's:								
Income from continuing operations	$ 31.5	(6.6)	-	0.5	-	4.4	(1.1)	28.7
Diluted EPS – continuing operations	0.66	(0.14)	-	0.01	-	0.09	(0.02)	0.60

Non-GAAP Reconciliations - 1Q11 to 3Q11

See page 26 for notes.

BRINKS

	GAAP Basis	Gains on Acquisitions and Asset Dispositions (a)	Belgium Settlement Charge (b)	Mexico Employee Benefit Settlement Losses (c)	CEO Retirement Costs (d)	U.S. Retirement Plans (e)	Adjust Income Tax Rate (f)	Non-GAAP Basis
	Fourth Quarter 2011							
Operating profit:								
International	$ 66.9	-	-	0.4	-	-	-	67.3
North America	5.5	-	-	-	-	0.9	-	6.4
Segment operating profit	72.4	-	-	0.4	-	0.9	-	73.7
Non-segment	(21.0)	-	-	-	4.1	6.2	-	(10.7)
Operating profit	$ 51.4	-	-	0.4	4.1	7.1	-	63.0
Amounts attributable to Brink's:								
Income from continuing operations	$ 17.3	-	-	0.3	2.6	4.5	2.4	27.1
Diluted EPS – continuing operations	0.36	-	-	0.01	0.05	0.09	0.05	0.56
	Full Year 2011							
Operating profit:								
International	$ 199.7	-	10.1	2.1	-	-	-	211.9
North America	31.4	-	-	-	-	3.2	-	34.6
Segment operating profit	231.1	-	10.1	2.1	-	3.2	-	246.5
Non-segment	(59.8)	(9.7)	-	-	4.1	24.8	-	(40.6)
Operating profit	$ 171.3	(9.7)	10.1	2.1	4.1	28.0	-	205.9
Amounts attributable to Brink's:								
Income from continuing operations	$ 73.0	(9.6)	6.4	1.5	2.6	17.7	-	91.6
Diluted EPS – continuing operations	1.52	(0.20)	0.13	0.03	0.05	0.37	-	1.90

Non-GAAP Reconciliations - 4Q11 and FY 2011

Amounts may not add due to rounding. See page 26 for notes.

Non-GAAP Reconciliations - 2011 Footnotes
(b) To eliminate settlement charge related to exit of Belgium cash-in-transit business.
(c) To eliminate employee benefit settlement loss related to Mexico. Portions of Brink’s Mexican subsidiaries’ accrued employee termination benefit were paid in the second and third quarters of 2011. The employee termination benefit is accounted for under
 FASB ASC Topic 715, Compensation - Retirement Benefits. Accordingly, the severance payments resulted in settlement losses.
(d)  To eliminate the costs related to the retirement of the former CEO.
(e)  To eliminate expenses related to U.S. retirement liabilities.
(f)   To adjust effective income tax rate to be equal to the full-year non-GAAP effective income tax rate. The non-GAAP effective tax rate for 2011 is 38.6%.
(a) To eliminate gain recognized on the sale of the U.S. document destruction business, gains on available-for-sale equity and debt securities, gains related to acquisition of controlling interest in subsidiaries that were previously accounted for as equity or cost method investments, and gains on sales of former operating assets, as follows:
	First Quarter 2011		Third Quarter 2011		Full Year 2011
		EPS		EPS	Operating Profit	EPS
Sale of U.S. Document Destruction business	$-	-	(6.7)	(0.09)	(6.7)	(0.09)
Gains on available-for-sale equity and debt securities	-	(0.05)	-	-	-	(0.05)
Acquisition of controlling interests	(0.4)	(0.01)	(2.1)	(0.04)	(2.5)	(0.05)
Sale of former operating assets	-	-	(0.5)	(0.01)	(0.5)	(0.01)
	$(0.4)	(0.06)	(9.3)	(0.14)	(9.7)	(0.20)

GAAP Basis	Remeasure Venezuelan Net Monetary Assets (a)	Royalty (b)	Exit Belgium CIT Business (c)	Mexico Acquisition (d)	Non-Segment Asset Sales (e)	U.S. Retirement Plans (f)	U.S. Healthcare Legislation Tax Charge (g)	Adjust Income Tax Rate (h)	Non-GAAP Basis
First Quarter 2010										
Operating profit:										
International	$ 24.5	4.9	-	-	-	-	-	-	-	29.4
North America	10.4	-	-	-	-	-	(0.3)	-	-	10.1
Segment operating profit	34.9	4.9	-	-	-	-	(0.3)	-	-	39.5
Non-segment	(11.1)	-	(1.8)	-	-	-	4.9	-	-	(8.0)
Operating profit	$ 23.8	4.9	(1.8)	-	-	-	4.6	-	-	31.5
Amounts attributable to										
Income from continuing operations	$ (4.8)	3.0	(1.1)	-	-	-	2.9	13.7	0.6	14.3
Diluted EPS – continuing operations	(0.10)	0.06	(0.02)	-	-	-	0.06	0.28	0.01	0.29
Second Quarter 2010										
Operating profit:										
International	$ 33.8	(1.7)	-	-	-	-	-	-	-	32.1
North America	10.3	-	-	-	-	-	(0.1)	-	-	10.2
Segment operating profit	44.1	(1.7)	-	-	-	-	(0.1)	-	-	42.3
Non-segment	(12.6)	-	(1.9)	-	-	-	5.9	-	-	(8.6)
Operating profit	$ 31.5	(1.7)	(1.9)	-	-	-	5.8	-	-	33.7
Amounts attributable to										
Income from continuing operations	$ 20.7	(1.0)	(1.2)	-	-	-	3.6	-	(3.8)	18.3
Diluted EPS – continuing operations	0.42	(0.02)	(0.02)	-	-	-	0.07	-	(0.08)	0.37
Third Quarter 2010										
Operating profit:										
International	$ 52.6	-	-	-	-	-	-	-	-	52.6
North America	5.4	-	-	-	-	-	(0.1)	-	-	5.3
Segment operating profit	58.0	-	-	-	-	-	(0.1)	-	-	57.9
Non-segment	(13.9)	-	(1.2)	-	-	-	5.9	-	-	(9.2)
Operating profit	$ 44.1	-	(1.2)	-	-	-	5.8	-	-	48.7
Amounts attributable to										
Income from continuing operations	$ 21.7	-	(0.7)	-	-	-	3.6	-	0.9	25.5
Diluted EPS – continuing operations	0.45	-	(0.01)	-	-	-	0.08	-	0.02	0.53

Non-GAAP Reconciliations - 1Q10 to 3Q10

See page 29 for notes.

BRINKS

	GAAP Basis	Remeasure Venezuelan Net Monetary Assets (a)	Royalty (b)	Exit Belgium CIT Business (c)	Mexico Acquisition (d)	Non-Segment Asset Sales (e)	U.S. Retirement Plans (f)	U.S. Healthcare Legislation Tax Charge (g)	Adjust Income Tax Rate (h)	Non-GAAP Basis
	Fourth Quarter 2010									
Operating profit:										
International	$ 53.9	-	-	13.4	-	-	-	-	-	67.3
North America	18.0	-	-	-	-	-	(0.5)	-	-	17.5
Segment operating profit	71.9	-	-	13.4	-	-	(0.5)	-	-	84.8
Non-segment	(25.0)	-	-	-	8.6	-	6.0	-	-	(10.4)
Operating profit	$ 46.9	-	-	13.4	8.6	-	5.5	-	-	74.4
Amounts attributable to Brink's:										
Income from continuing operations	$ 19.2	-	-	7.8	8.6	(3.0)	3.4	-	2.3	38.3
Diluted EPS – continuing operations	0.40	-	-	0.16	0.18	(0.06)	0.07	-	0.05	0.80
	Full Year 2010									
Operating profit:										
International	$ 164.8	3.2	-	13.4	-	-	-	-	-	181.4
North America	44.1	-	-	-	-	-	(1.0)	-	-	43.1
Segment operating profit	208.9	3.2	-	13.4	-	-	(1.0)	-	-	224.5
Non-segment	(62.6)	-	(4.9)	-	8.6	-	22.7	-	-	(36.2)
Operating profit	$ 146.3	3.2	(4.9)	13.4	8.6	-	21.7	-	-	188.3
Amounts attributable to Brink's:										
Income from continuing operations	$ 56.8	2.0	(3.0)	7.8	8.6	(3.0)	13.5	13.7	-	96.4
Diluted EPS – continuing operations	1.17	0.04	(0.06)	0.16	0.18	(0.06)	0.28	0.29	-	1.99

Non-GAAP Reconciliations - 4Q10 and FY 2010

Amounts may not add due to rounding. See page 29 for notes.

(a) To reverse remeasurement gains and losses in Venezuela. For accounting purposes, Venezuela is considered a highly inflationary economy. Under U.S. GAAP, subsidiaries that operate in Venezuela record gains and losses in earnings for the remeasurement of bolivar fuerte-denominated net monetary assets.
(b) To eliminate royalty income from former home security business.
(c) To eliminate loss on exit of Beligum cash-in-transit business.
(d) To eliminate loss recognized related to acquisition of controlling interest in subsidiary previously accounted for as cost method investment and bargain purchase gain in Mexico.
(e) To eliminate exchange of marketable equity securities.
(f) To eliminate expenses related to U.S. retirement liabilities.
(g) To eliminate $13.7 million of tax expense related to the reversal of a deferred tax asset as a result of U.S. healthcare legislation.
(h) To adjust the effective income tax rate to be equal to the full-year non-GAAP effective income tax rate. The non-GAAP effective tax rate for 2010 was 36.2%.

Non-GAAP Reconciliations - 2010 Footnotes

BRINKS

	GAAP Basis	Change to Parallel Rate (a)	Venezuelan Currency Losses (b)	Acquisition Gain (c)	Royalty (d)	Non-Segment Asset Sales (e)	U.S. Retirement Plans (f)	Adjust Income Tax Rate (g)	Non-GAAP Basis
	Full Year 2009								
Revenues:									
EMEA	$ 1,257.5	-	-	-	-	-	-	-	1,257.5
Latin America	904.7	(237.9)	-	-	-	-	-	-	666.8
Asia Pacific	78.7	-	-	-	-	-	-	-	78.7
International	2,240.9	(237.9)	-	-	-	-	-	-	2,003.0
North America	894.1	-	-	-	-	-	-	-	894.1
Revenues:	$ 3,135.0	(237.9)	-	-	-	-	-	-	2,897.1
Operating profit:									
International	$ 156.8	(43.0)	4.5	-	-	-	-	-	118.3
North America	56.6	-	-	-	-	-	(2.0)	-	54.6
Segment operating profit	213.4	(43.0)	4.5	-	-	-	(2.0)	-	172.9
Non-segment	(46.6)	-	22.5	(14.9)	(6.8)	(9.6)	20.7	-	(34.7)
Operating profit	$ 166.8	(43.0)	27.0	(14.9)	(6.8)	(9.6)	18.7	-	138.2
Amounts attributable to									
Income from continuing operations	$ 195.7	(23.2)	25.2	(14.9)	(4.3)	(5.9)	11.7	(117.6)	66.7
Diluted EPS – continuing operations	4.11	(0.49)	0.53	(0.31)	(0.09)	(0.12)	0.25	(2.48)	1.40

Amounts may not add due to rounding.

(a) To reduce revenues and segment operating income to reflect the 2009 results of Venezuelan subsidiaries had they been translated using the parallel currency exchange rate in effect at the time. The average parallel exchange rate used for the non-GAAP full-year earnings was 6.00 bolivar fuertes to the U.S. dollar, compared to an average rate of 2.21 bolivar fuertes to the U.S. dollar that was used for the GAAP financial statements. The official rate of 2.15 bolivar fuertes to the U.S. dollar was used for translation of Venezuela for most of 2009 until the parallel rate was adopted during December. The use of the weaker rate to translate 2009's non-GAAP revenues and earnings of the Venezuelan subsidiaries decreased each measure by 63%.

(b) To eliminate currency losses incurred in Venezuela related to increases in cash held in U.S. dollars by Venezuelan subsidiaries. These losses would not have been incurred had the operations been translated at the parallel rate.

(c) To eliminate gains/losses recognized related to acquisitions of controlling interests in subsidiaries that were previously accounted for as equity method investments.

(d) To eliminate royalty income from former home security business.

(e) To eliminate 2009 non-segment gains on sales of property and other assets and 2010 exchange of marketable equity securities.

(g) The full-year 2009 non-GAAP tax expense excludes $118 million of income tax benefits related to the reduction in the amount of valuation allowance needed for U.S. deferred tax assets as a result of improved investments in retirement plans and improved credit markets as well as the tax effect of the other pretax non-GAAP adjustments. The full-year non-GAAP effective income tax rate for 2009 was 36.8%. Each of the 2009 quarters has been adjusted to reflect the full-year 2009 effective income tax rate of 36.8% on a non-GAAP basis.

Non-GAAP Reconciliations - FY 2009

BRINKS

NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES – RECONCILED TO AMOUNTS REPORTED UNDER U.S. GAAP

		Years Ended December 31,	
		2011	2010
Cash flows from operating activities – GAAP	$	247.0	235.3
Decrease (increase) in certain customer obligations (a)		11.7	(38.5)
Cash outflows (inflows) related to discontinued operations (b)		(1.4)	9.9
Cash flows from operating activities – Non-GAAP	$	257.3	206.7

(a) To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure cash logistics operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers' accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.

(b) To eliminate cash flows related to our discontinued operations.

Non-GAAP cash flows from operating activities are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of the non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure cash logistics operations and without cash flows from discontinued operations. Brink's believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.

Non-GAAP Reconciliations - Cash Flows

Total Debt	389.4	389.2
Less amounts held by certain cash logistics operations (a)	(25.1)	(38.5)

NET DEBT RECONCILED TO GAAP	December 31,
	2011	2010
Debt:
Short-term debt	$25.4	36.5
Long-term debt	364.0	352.7

Cash and cash equivalents	182.9	183.0

Amount available for general corporate purposes	157.8	144.5

Net Debt	$231.6	244.7
(a) Title to cash received and processed in certain of our secure cash logistics operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.
Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP, as of December 31, 2011, and December 31,2010. Net Debt excluding cash and debt in Venezuelan operations was $242 million at December 31, 2011, and $251 million at December 31, 2010.
Non-GAAP Reconciliations - Net Debt

Non-GAAP Reconciliations - U.S. Retirement Plans Obligation
DISCOUNTED CASH FLOWS AT PLAN DISCOUNT RATES - RECONCILED TO AMOUNTS REPORTED UNDER U.S. GAAP
	December 31, 2011
	Primary U.S. pension plan (b)	UMWA plans (c)	Other unfunded U.S. plans	Total

Funded status of U.S. retirement plans - GAAP	$279	262	87	628
Present value of projected earnings of plan assets (a)	(82)	(57)	-	(139)

Discounted cash flows at plan discount rates - Non-GAAP	$197	205	87	489

Plan discount rate	4.60%	4.40%
Expected return of assets	8.25%	8.50%
(a) Under GAAP, the funded status of a benefit plan is reduced by the fair market value of plan assets at the balance sheet date, and the present value of the projected earnings on plan assets does not reduce the funded status at the balance sheet date. The non-GAAP measure presented above additionally reduces the funded status as computed under GAAP by the present value of projected earnings of plan assets using the expected return on asset assumptions of the respective plan.
(b) For the primary U.S. pension plan, we are required by ERISA regulations to maintain minimum funding levels, and as a result, we estimate we will be required to make minimum required contributions from 2012 to 2017. We have estimated that we will achieve the required funded ratio after the
 2017 contribution.
(c) There are no minimum funding requirements for the UMWA plans because they are not covered by ERISA funding regulations. Using assumptions at the end of 2011, we project that the plan assets plus expected earnings on those investments will cover the benefit payments for these plans until
 2023. We project that Brink’s will be required to contribute cash to the plan beginning in 2023 to pay beneficiaries.
Discounted cash flows at plan discount rates are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of the discounted cash flows at plan discount rate is to present our retirement obligations after giving effect to the benefit of earning a return on plan assets. We believe this measure is helpful in assessing the present value of future funding requirements of the company in order to meet plan benefit obligations. Discounted cash flows at plan discount rates should not be considered as an alternative to the funded status of the U.S. retirement plans at December 31, 2011, as determined in accordance with GAAP and should be read in conjunction with our consolidated balance sheets.